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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 12, 2007
                        (Date of earliest event reported)

                                Insure.com, Inc.
             (Exact name of registrant as specified in the charter)

            Delaware                    0-26781                36-3299423
(State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)                File No.)           Identification No.)

                        8205 South Cass Avenue, Suite 102
                             Darien, Illinois 60561
                    (Address of Principal Executive Offices)

                                 (630) 515-0170
               (Registrant's telephone number including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01    CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 8, 2007, Insure.com, Inc. (the "Company") changed its registered public accounting firm. The Company dismissed Ernst & Young LLP ("E&Y) as its independent registered public accounting firm. The decision to end the Company's relationship with E&Y was made and approved by the Audit Committee of the Company's Board of Directors and the Board of Directors.

The reports of E&Y on the Company's financial statements for the fiscal years ended December 31, 2006 and December 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2006 and December 31, 2005, and the interim period from January 1, 2007 until March 8, 2007, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in its reports. During the fiscal years ended December 31, 2006 and December 31, 2005, and the interim period from January 1, 2007 until March 8, 2007, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided E&Y with a copy of this disclosure and has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from E&Y addressed to the SEC, dated March 12, 2007 and relating to the fiscal years ended December 31, 2006 and December 31, 2005 and the interim period from January 1, 2007 until March 8, 2007, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On March 8, 2007, the Company approved the engagement of BDO Seidman, LLP ("BDO") as the Company's new independent registered public accounting firm for the fiscal year ending December 31, 2007, subject to completion of BDO's client acceptance procedures. During the fiscal years ended December 31, 2006 and December 31, 2005, and the interim period from January 1, 2007 until March 8, 2007, neither the Company nor anyone acting on its behalf consulted BDO regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements or (2) any matter that was (a) either the subject of a disagreement with E&Y on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in its reports, or (b) a "reportable event" as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company had provided BDO with a copy of this Current Report on Form 8-K prior to filing it with the SEC.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

Number  Description
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16.1    Letter, dated March 12, 2007, from Ernst & Young LLP to the Securities and Exchange Commission

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  QUOTESMITH.COM, INC.


Dated: March 12, 2007                             By: /s/ Phillip A. Perillo
                                                      -------------------------
                                                      Phillip A. Perillo
                                                      Senior Vice President and
                                                      Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.  DESCRIPTION
-----------  ------------------------------------------------------------------
16.1 Letter, dated March 12, 2007, from Ernst & Young LLP to the Securities and Exchange Commission